JUNIOR SUBORDINATION AGREEMENT

            JUNIOR SUBORDINATION AGREEMENT (this "Agreement"), dated as of March 27, 1998 among (a) BANKBOSTON, N.A., a national banking association, having its head office at 100 Federal Street, Boston, MA 02110, in its capacity as agent (the "Agent") for the Banks (as hereinafter defined), (b) The 1818 Mezzanine Fund, L.P., a Delaware limited partnership, PC Investment Company, a Delaware corporation, Manufacturers Life Insurance Company (U.S.A.), a Michigan corporation (collectively, the "Senior Subordinated Creditors"), The Structured Finance High Yield Fund, LLC, a Delaware limited liability company ("SFHY," and together with the Senior Subordinated Creditors, the Agent and Banks, the "Senior Creditors") (c) each of the Persons listed on Schedule 1 hereto and having an address set forth opposite such Person's name on Schedule 1 (each a "Subordinating Creditor" and together the "Subordinating Creditors") and (d) NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation, having its head office at 621 N.W. 53rd Street, Suite 200, Boca Raton, FL 33487 (the "Borrower").

            WHEREAS, pursuant to a Revolving Credit Agreement dated as of September 29, 1997 (as amended and in effect from time to time, including any replacement agreement therefor, the "Credit Agreement"), among the financial institutions party thereto (the "Banks"), the Agent and the Borrower, the Banks have agreed, upon the terms and subject to the conditions contained therein, to make loans and otherwise to extend credit to the Borrower; and

            WHEREAS, pursuant to a Securities Purchase Agreement, dated as of December 19, 1997 (as amended and in effect from time to time, including any replacement agreement therefor, the "Note Purchase Agreement"), between the Borrower, Progressive Investment Company, Inc. and the Senior Subordinated Creditors, the Senior Subordinated Creditors have extended credit to the Borrower; and

            WHEREAS, pursuant to a Securities Purchase Agreement, dated as of March 27, 1998 (as amended and in effect from time to time, including any replacement agreement therefor, the "Securities Purchase Agreement"), between the Borrower and SFHY, SFHY has extended credit to the Borrower; and

            WHEREAS, each Subordinating Creditor has extended credit to the Borrower evidenced by certain promissory notes described on Exhibit A hereto (as amended with the consent of the Agent as provided herein and in effect from time to time, the "Junior Subordinated Notes"), issued by the Borrower to each of the Subordinating Creditors; and

            WHEREAS, it is a condition precedent to the Banks' willingness to continue to make loans and otherwise to extend credit to the Borrower pursuant to the


Doc#:DS4:339764.1   2521

Credit Agreement, the Senior Subordinated Creditors' willingness to continue to extend credit to the Borrower pursuant to the Note Purchase Agreement and SFHY's willingness to extend credit to the Borrower pursuant to the Securities Purchase Agreement that the Borrower and the Subordinating Creditors enter into this Agreement with the Agent, the Senior Subordinated Creditors and SFHY; and

            WHEREAS, in order to induce the Banks to continue to make loans and otherwise extend credit to the Borrower pursuant to the Credit Agreement, to induce the Senior Subordinated Creditors to continue to extend credit to the Borrower pursuant to the Note Purchase Agreement, and to induce SFHY to extend credit to the Borrower pursuant to the Securities Purchase Agreement, the Borrower and the Subordinating Creditors have agreed to enter into this Agreement with the Agent, the Senior Subordinated Creditors and SFHY;

            NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. Definitions. Terms not otherwise defined herein have the same respective meanings given to them in the Credit Agreement. In addition, the following terms shall have the following meanings:

            Senior Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations created or evidenced by the Credit Agreement, any of the other Loan Documents, the Note Purchase Agreement, the Securities Purchase Agreement or any of the Senior Subordinated Notes (as defined in each of the Note Purchase Agreement and the Securities Purchase Agreement) or any prior, concurrent, or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of any Senior Creditor. Senior Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against the Borrower of any petition under the federal Bankruptcy Code or any other bankruptcy, insolvency or reorganization act regardless of whether any Senior Creditor's claim therefor is allowed or allowable in the case or proceeding relating thereto.

            Subordinated Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement and indemnity obligations created or evidenced by the Junior Subordinated Notes or any prior, concurrent or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of any Subordinating Creditor.

            Subordinated Documents. Collectively, the Junior Subordinated Notes, any promissory notes executed in connection therewith and any and all guaranties and security interests, mortgages and other liens directly or indirectly guarantying or securing any of the Subordinated Debt, and any and all other documents or instruments evidencing or further guarantying or securing directly or indirectly any of the Subordinated Debt, whether now existing or hereafter created.

            2. General. Notwithstanding anything to the contrary in the Credit Agreement, the Note Purchase Agreement or the Securities Purchase Agreement, the Subordinated Debt and any and all Subordinated Documents shall be and hereby are subordinated and the payment thereof is deferred until the full and final payment in cash or cash equivalents of the Senior Debt, whether now or hereafter incurred or owed by the Borrower. Notwithstanding the immediately preceding sentence, the Borrower shall be permitted to pay, and the Subordinating Creditors shall be permitted to receive, any regularly scheduled payment of interest on the Subordinated Debt so long as at the time of such payment, or after giving effect thereto, no Default or Event of Default has occurred and is continuing under the Credit Agreement, the Note Purchase Agreement or the Securities Purchase Agreement or would occur after giving effect thereto; and provided, further, that the Borrower shall be permitted to pay, and the Subordinating Creditors shall be permitted to receive, payment of the principal amount on the Subordinated Debt upon the scheduled maturity thereof on January 31, 2002 so long as at the time of such payment, or after giving effect thereto, no Default or Event of Default has occurred and is continuing under the Credit Agreement, the Note Purchase Agreement or the Securities Purchase Agreement or would occur after giving effect thereto. Notwithstanding any provision contained herein to the contrary, so long as no Default or Event of Default has occurred and is continuing under the Credit Agreement, the Note Purchase Agreement or the Securities Purchase Agreement or would occur after giving effect thereto, the Subordinating Creditors shall be permitted, subject to the Note Purchase Agreement and the Securities Purchase Agreement, to convert the Subordinated Debt to equity interests in the Borrower.

            3. Enforcement. The Subordinating Creditors will not take or omit to take any action or assert any claim with respect to the Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement. Without limiting the foregoing, none of the Subordinating Creditors will assert, collect or enforce the Subordinated Debt or any part thereof or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any of the Subordinated Documents except to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation. Until the Senior Debt has been finally paid in full in cash, the Subordinating Creditor shall not have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever from any assets of the Borrower or any guarantor of or provider of collateral security for the Senior Debt. Each Subordinating Creditor further waives any and all rights with respect to marshalling.

            4. Payments Held in Trust. Each Subordinating Creditor will hold in trust and immediately pay over (a) to the Agent for the account of the Banks and the Agent, or (b), in the event that the Senior Debt with respect to the Banks and the Agent has been indefeasibly paid in full in cash or cash equivalents, to the Senior Subordinated Creditors and SFHY in the same form of payment received, with appropriate endorsements, for application to the Senior Debt any cash amount that the Borrower pays to such Subordinating Creditor with respect to the Subordinated Debt, or as collateral for the Senior Debt any other assets of the Borrower that such Subordinating Creditor may receive with respect to the Subordinated Debt, in each case except with respect to payments expressly permitted pursuant to ss. 2.

            5. Defense to Enforcement. If any Subordinating Creditor, in contravention of the terms of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against the Borrower, then the Borrower may interpose as a defense or plea the making of this Agreement, and any Senior Creditor may intervene and interpose such defense or plea in its name or in the name of the Borrower. If any Subordinating Creditor, in contravention of the terms of this Agreement, shall attempt to collect any of the Subordinated Debt or enforce any of the Subordinated Documents, then any Senior Creditor or the Borrower may, by virtue of this Agreement, restrain the enforcement thereof in the name of such Senior Creditor or in the name of the Borrower. If any Subordinating Creditor, in contravention of the terms of this Agreement, obtains any cash or other assets of the Borrower as a result of any administrative, legal or equitable actions, or otherwise, such Subordinating Creditor agrees forthwith to pay, deliver and assign to the Agent, for the account of the Banks and the Agent, or, in the event that the Senior Debt with respect to the Banks and the Agent has been indefeasibly paid in full in cash or cash equivalents, to the Senior Subordinated Creditors and SFHY in each case with appropriate endorsements, any such cash for application to the Senior Debt and any such other assets as collateral for the Senior Debt.

            6. Bankruptcy, etc.

                  6.1 Payments relating to Subordinated Debt. At any meeting of creditors of the Borrower or in the event of any case or proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Borrower or the proceeds thereof, whether such case or proceeding be for the liquidation, dissolution or winding up of the Borrower or its business, a receivership, insolvency or bankruptcy case or proceeding, an assignment for the benefit of creditors or a proceeding by or against the Borrower for relief under the federal Bankruptcy Code or any other bankruptcy, reorganization or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or marshalling of assets or otherwise, the Agent or, in the event that the Senior Debt with respect to the Banks and the Agent has been indefeasibly paid in full in cash or cash equivalents, the Senior Subordinated Creditors and SFHY are hereby irrevocably authorized at any such meeting or in any such proceeding to receive or collect for the benefit of the Banks and the Agent or the Senior Subordinated Creditors or SFHY, as the case may be, any cash or other assets of the Borrower distributed, divided or applied by way of dividend or payment, or any securities issued on account of any Subordinated Debt, and apply such cash to or to hold such other assets or securities as collateral for the Senior Debt, and to apply to the Senior Debt any cash proceeds of any realization upon such other assets or securities that the Agent or, in the event that the Senior Debt with respect to the Banks and the Agent has been indefeasibly paid in full in cash or cash equivalents, the Senior Subordinated Creditors and SFHY in their discretion elect to effect, until all of the Senior Debt shall have been paid in full in cash, rendering to the Subordinating Creditors any surplus to which the Subordinating Creditors are then entitled.

                  6.2 Securities by Plan of Reorganization or Readjustment. Notwithstanding the foregoing provisions of ss. 6.1, the Subordinating Creditors shall be entitled to receive and retain any securities of the Borrower or any other corporation or other entity provided for by a plan of reorganization or readjustment (i) the payment of which securities is subordinate, at least to the extent provided in this Agreement with respect to Subordinated Debt, to the payment of all Senior Debt under any such plan of reorganization or readjustment and (ii) all other terms of which are acceptable to the Senior Creditors.

                  6.3 Subordinated Debt Voting Rights. At any such meeting of creditors or in the event of any such case or proceeding, the Subordinating Creditors shall retain the right to vote and otherwise act with respect to the Subordinated Debt (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), provided that the Subordinating Creditors shall not vote with respect to any such plan or take any other action in any way so as to contest (i) the validity of any Senior Debt or any collateral therefor or guaranties thereof, (ii) the relative rights and duties of any holders of any Senior Debt established in any instruments or agreements creating or evidencing any of the Senior Debt with respect to any of such collateral or guaranties or
(iii) the Subordinating Creditors' obligations and agreements set forth in this Agreement.

            7. Lien Subordination. Each Subordinating Creditor acknowledges and agrees that the Subordinated Debt is unsecured.

            8.    Further Agreements of Subordinating Creditor.

                  8.1 Further Assurances. Each Subordinating Creditor hereby agrees, upon request of the Agent, the Senior Subordinated Creditors or SFHY at any time and from time to time, to execute such other documents or instruments as may be requested by the Agent, the Senior Subordinated Creditors or SFHY further to evidence of public record or otherwise the senior priority of the Senior Debt as contemplated hereby.

                  8.2 Books and Records. Each Subordinating Creditor further agrees to maintain on its books and records such notations as the Agent or the Senior Subordinated Creditors may reasonably request to reflect the subordination contemplated hereby and to perfect or preserve the rights of the Agent hereunder. A copy of this Agreement may be filed as a financing statement in any Uniform Commercial Code recording office.

            9. Freedom of Dealing. Each Subordinating Creditor agrees, with respect to the Senior Debt and any and all collateral therefor or guaranties thereof, that the Borrower and the Banks or the Borrower and the Senior Subordinated Creditors or the Borrower and SFHY, as the case may be, may agree to increase the amount of the Senior Debt or otherwise modify the terms of any of the Senior Debt, and the Banks, the Senior Subordinated Creditors or SFHY may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with the Borrower and all other persons, in each case without the consent of the Subordinating Creditors or the Borrower and without affecting the agreements of the Subordinating Creditors or the Borrower contained in this Agreement; provided, however, that nothing contained in this ss. 9 shall constitute a waiver of the right of the Borrower itself to agree or consent to a settlement or compromise of a claim which any Senior Creditor may have against the Borrower.

            10. Modification or Sale of the Subordinated Debt. None of the Subordinating Creditors will, at any time while this Agreement is in effect, modify any of the terms of any of the Subordinated Debt or any of the Subordinated Documents; nor will any Subordinating Creditor sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Subordinated Debt to any person other than a person who agrees in a writing, satisfactory in form and substance to the Agent and a majority of the Senior Subordinated Creditors and SFHY, to become a party hereto and to succeed to the rights and to be bound by all of the obligations of the Subordinating Creditor hereunder. In the case of any such disposition by any Subordinating Creditor, such Subordinating Creditor will notify the Agent and the Senior Subordinated Creditors at least 10 days prior to the date of any of such intended disposition.

            11. Borrower's Obligations Absolute. Nothing contained in this Agreement shall impair, as between the Borrower and the Subordinating Creditors, the obligation of the Borrower to pay to the Subordinating Creditors all amounts payable in respect of the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Subordinating Creditors (except as expressly otherwise provided in ss. 3 or ss.
6) from exercising all rights, powers and remedies otherwise permitted by Subordinated Documents and by applicable law upon a default in the payment of the Subordinated Debt or under any Subordinated Document, all, however, subject to the rights of the Senior Creditors as set forth in this Agreement. The Borrower hereby represents that as of the date hereof the Subordinating Creditors are the only holders of "Junior Subordinated Indebtedness" as such term is defined in the Note Purchase Agreement and the Securities Purchase Agreement.

            12. Termination of Subordination. This Agreement shall continue in full force and effect, and the obligations and agreements of the Subordinating Creditors and the Borrower hereunder shall continue to be fully operative, until all of the Senior Debt shall have been paid and satisfied in full in cash or cash equivalents and such full payment and satisfaction shall be final and not avoidable. To the extent that the Borrower or any guarantor of or provider of collateral for the Senior Debt makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from any Senior Creditor, an Event of Default shall be deemed to have existed and to be continuing under the Credit Agreement or the Note Purchase Agreement or the Securities Purchase Agreement, as the case may be, from the date of such Senior Creditor's initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to such Senior Creditor. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt. To the extent that any Subordinating Creditor has received any payments with respect to the Subordinated Debt subsequent to the date of any Senior Creditor's initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, such Subordinating Creditor shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Agent or such Bank or the Senior Subordinated Creditors or SFHY, as applicable, and each Subordinating Creditor hereby agrees to pay to either (i) the Agent for the benefit of the Agent or (as the case may be) such Bank or (ii) the Senior Subordinated Creditors, as applicable, upon demand, the full amount so received by such Subordinating Creditor during such period of time to the extent necessary fully to restore to the Agent, such Bank or the Senior Subordinated Creditors or SFHY the amount of such Voided Payment. Upon the payment and satisfaction in full in cash or cash equivalent of all of the Senior Debt, which payment shall be final and not avoidable, this Agreement will automatically terminate without any additional action by any party hereto.

            13. Notices. All notices and other communications which are required and may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient and effective in all respects if given in writing or telecopied, delivered or mailed by registered or certified mail, postage prepaid, as follows:

            If to the Ag100 Federal Street
                              Boston, MA  02110
                              Attention:  Timothy G. Clifford, Vice President

            with a copy Linda J. Groves, Esq.
                            Bingham, Dana & Gould LLP
                              150 Federal Street
                              Boston, MA  02110

            If to The 1818 Mezzanine Fund, L.P.:
                        c/o Brown Brothers Harriman & Co.
                              59 Wall Street
                            New York, New York 10005
                           Attention: Joseph P. Donlan

                         Telecopier No.: (212) 493-8429

            with a copy Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                          New York, New York 10019-6064
                         Attention: Marilyn Sobel, Esq.

                         Telecopier No.: (212) 757-3990

            If to PC Investment Company, Inc.:
                            401 Theodore Fremd Avenue
                              Rye, New York  10580
                            Attention: David W. Young

                         Telecopier No.: (914) 921-6716
            with a copy Baker & Hostetler LLP
                            3200 National City Center
                              1900 East 9th Street
                           Cleveland, Ohio 44114-3485
                       Attention: Gerardo C. Orlando, Esq.

                         Telecopier No.: (216) 696-0740

            If to Manufacturers Life Insurance Company (U.S.A.):

                              c/o ManuLife Financial
                          72 Tremont Street, Suite 1300
                        Boston, Massachusetts 02106-3915
                        Attention: Raymond L. Britt, Jr.

                         Telecopier No.: (617) 854-4403

            with a copy Manufacturers Life Insurance Company
                              Corporate Law Department
                              200 Floor Street East
                         Toronto, Ontario M4W1ES, Canada
                         Attention: William Dawson, Esq.

                          Telecopier No: (416) 926-5657

            If to SFHY:       The Structured Finance High Yield Fund, LLC
                              c/o Prudential Investments -- Structured Finance
                              Group
                              One Gateway Center
                              Newark, New Jersey 07102-5311
                              Attention:  Managing Director


            If to any Subordinating Creditor, at the address set forth opposite such Person's name on Schedule 1 hereto.

            If to the Borrower621 N.W. 53rd Street
                              Suite 200
                              Boca Raton, FL  33487
                            Attention: Kevin G. Adams

            with copies Keith B. Stein
                        National Financial Companies LLC
                           1325 Avenue of the Americas
                                   Suite 1200

                              New York, NY  10019

                              Gary L. Shapiro
                        National Financial Companies LLC
                              Via Mizner Financial Plaza, Suite 200
                            700 South Federal Highway
                              Boca Raton, FL 33432

or such other address or addresses as any party hereto shall have designated by written notice to the other parties hereto. Notices shall be deemed given and effective upon the earlier to occur of (i) the third day following deposit thereof in the U.S. mail or (ii) receipt by the party to whom such notice is directed.

            14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MASSACHUSETTS AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAWS.

            15. Waiver of Jury Trial. EACH OF THE SUBORDINATING CREDITORS AND THE BORROWER EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE SUBORDINATING CREDITORS AND THE BORROWER HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE SUBORDINATING CREDITORS AND THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY SENIOR CREDITOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY SENIOR CREDITOR WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT EACH OF THE AGENT AND THE SENIOR SUBORDINATED CREDITORS HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

            16. Miscellaneous. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. The Agent, acting upon the instructions of the requisite

Banks, and a majority in interest of the Senior Subordinated Creditors and SFHY (collectively) may, in their sole and absolute discretion, waive any provisions of this Agreement benefiting such Persons; provided, however, that such waiver shall be effective only if in writing and signed by the Agent or a majority in interest of the Senior Subordinated Creditors and SFHY (collectively), as applicable, and shall be limited to the specific provision or provisions expressly so waived. This Agreement shall be binding upon the successors and assigns of the Subordinating Creditors and the Borrower and shall inure to the benefit of the Senior Creditors and the Senior Creditors' respective successors and assigns, any lender or lenders refunding or refinancing any of the Senior Debt and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. In the event that any lender or lenders refund or refinance any of the Senior Debt, the terms "Credit Agreement", "Loan Documents", "Event of Default", "Note Purchase Agreement", "Securities Purchase Agreement", "Senior Subordinated Notes" and the like shall refer mutatis mutandis to the agreements and instruments in favor of such lender or lenders and to the related definitions contained therein. This Agreement supercedes and replaces in its entirety the Junior Subordinated Agreement dated as of December 22, 1997 among the Agent, the Senior Subordinated Creditors, the Borrower and the Subordinating Creditors.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SENIOR CREDITORS:       BANKBOSTON, N.A., As Agent


                       By: _______________________________
                                     Title:


                          THE 1818 MEZZANINE FUND, L.P.


                              By:   Brown Brothers Harriman & Co.,
                               its General Partner


                              By:  _______________________________
                                     Name:
                                     Partner


                              PC INVESTMENT COMPANY


                              By:  _______________________________
                                     Name:
                                     Title:


                          MANUFACTURERS LIFE INSURANCE
                                 COMPANY (U.S.A)


                              By:  _______________________________
                                     Name:
                                     Title:

                              THE STRUCTURED FINANCE
                              HIGH YIELD FUND, LLC


                              By:  _______________________________
                                     Name:
                                     Title:

SUBORDINATING
CREDITORS:              NOVA FINANCIAL CORPORATION


                       By: _______________________________
                                     Title:


                              NOVA CORPORATION


                       By: _______________________________
                                     Title:


                              -----------------------------------
                                Stephen L. Gurba


                              -----------------------------------
                                   Edgar Otto


                              -----------------------------------
                                          Gary L. Shapiro


BORROWER:               NATIONAL AUTO FINANCE COMPANY,
                              INC.


                       By: _______________________________
                                     Title:

COMMONWEALTH or STATE OF ___________________



_______________, ss                             _________, 19__


      Then personally appeared the above-named _________________, and acknowledged the foregoing instrument to be ______ free act and deed and the free act and deed of ____________,

      Before me,


                                    ---------------------------
                                  Notary Public
                             My Commission expires:



              COMMONWEALTH or STATE OF ___________________



_______________, ss                             _________, 19__


      Then personally appeared the above-named _________________, and acknowledged the foregoing instrument to be ______ free act and deed and the free act and deed of ____________,

      Before me,



                                    ---------------------------
                                  Notary Public
                             My Commission expires:

              COMMONWEALTH or STATE OF ___________________


_______________, ss                             _________, 19__


      Then personally appeared the above-named _________________, and acknowledged the foregoing instrument to be ______ free act and deed and the free act and deed of ____________,

      Before me,



                                    ---------------------------
                                  Notary Public
                             My Commission expires:





COMMONWEALTH or STATE OF ___________________



_______________, ss                             _________, 19__

      Then personally appeared the above-named _________________, and acknowledged the foregoing instrument to be ______ free act and deed and the free act and deed of ____________,

      Before me,


                                    ---------------------------
                                  Notary Public
                             My Commission expires:

              COMMONWEALTH or STATE OF ___________________


_______________, ss                             _________, 19__

      Then personally appeared the above-named _________________, and acknowledged the foregoing instrument to be ______ free act and deed and the free act and deed of ____________,

      Before me,

                                    ---------------------------
                                  Notary Public
                             My Commission expires:





              COMMONWEALTH or STATE OF ___________________



_______________, ss                             _________, 19__

      Then personally appeared the above-named _________________, and acknowledged the foregoing instrument to be ______ free act and deed and the free act and deed of ____________,

      Before me,

                                    ---------------------------
                                  Notary Public
                             My Commission expires:

                                                              Schedule 1


                         Subordinating Creditors


Subordinating Creditor                Address
Stephen Gurba                         Bullova Technologies
                                      101 North Queen Street
                                      P.O. Box 4787
                                      Lancaster, PA 17604-4787
Edgar Otto                            National Healthnet Services
                                      1900 Corporate Boulevard
                                      Suite 400 North
                                      Boca Raton, FL 33431
Gary L. Shapiro                       National Financial Companies LLC
                                      Via Mizner Financial Plaza, Suite 200
                                      700 South Federal Highway
                                      Boca Raton, Florida 33432

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                                                               Exhibit A